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ERNST & YOUNG LLP      787 Seventh Avenue                     Phone 212 773-3000
                       New York, New York  10019

August 19, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have read Item 4 of Form 8-K dated August 6, 1998, of The Aegis Consumer Funding Group, Inc. and are in agreement with the statements contained in paragraph (a) on pages 3-4 therein. We have no basis to agree or disagree with other statements of the registrant therein.

                                                     /s/ ERNST & YOUNG LLP

Ernst & Young LLP is a member of Ernst & Young International, Ltd.